Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Vident Core U.S. Bond Strategy ETF
Vident Core U.S. Equity Fund
Vident International Equity Fund

(each a “Fund” and collectively, the “Funds”)

each a series of ETF Series Solutions

January 4, 2016

Supplement to the
Summary Prospectuses, Prospectus, and Statement of Additional Information
dated December 31, 2015

Effective January 4 and 5, 2016, the investment objectives and principal investment strategies of the Funds will be as follows:

Vident Core U.S. Bond Strategy ETF

Investment Objective
The Vident Core U.S. Bond Strategy ETF seeks to track the total return performance, before fees and expenses, of the Vident Core U.S. Bond Strategy Index (the “Bond Index”).

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Bond Index.

The Vident Core U.S. Bond Strategy Index (Bloomberg:VBNDX) seeks to diversify and improve interest rate and credit risks of traditional U.S. core bonds.  Based on a principled reasoning investment framework, the Bond Index diversifies interest rate risks across all core U.S. bond sectors, including U.S. Treasuries, U.S. agency securities, mortgage backed securities (“MBS”), and investment-grade corporate bonds, as well as non-core fixed income sectors such as high-yield corporate bonds (also known as “junk” bonds”) and Treasury Inflation-Protected Securities (“TIPS”). While diversification among sectors is an important factor that will drive the risk/return profile of the strategy, another source of risk management is derived from the rules-based process that systematically over- or under-weights each sector based on macroeconomics (e.g., fiscal policy and demographic factors) and valuation (e.g., expected tail loss). Within the investment grade and high yield corporate sectors, the strategy seeks to improve corporate bond exposures by screening for companies with relatively stronger leadership, governance, and creditworthiness factors. Within each sector, individual bonds are weighted based on a combination of yield, interest rate risk and creditworthiness rather than amount of debt/bonds outstanding, a common approach of traditional bond indices.

The Bond Index limits exposure to each of the high-yield corporate bonds and TIPS sectors to 20% of the Bond Index. The Bond Index will generally have an effective duration of three to seven years and will generally have an average credit quality of investment grade.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the bonds that make up the Bond Index. The Fund expects to use a “replication” strategy to achieve its investment objective, meaning it may invest in all of the component securities of the Bond Index, but may, when the sub-adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Bond Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Bond Index as a whole.

The Fund may utilize the “To Be Announced” (“TBA”) market for MBS investments. The TBA market allows investors to gain exposure to MBS securities with certain broad characteristics (maturity, coupon, age) without taking delivery of the actual securities until the settlement day which is once every month.  In addition, the Fund may utilize the TBA roll market, in which one sells, in the TBA market, the security for current month settlement, while simultaneously committing to buy the same TBA security for next month settlement.  The Fund may utilize the TBA roll market for extended periods of time without taking delivery of the physical securities.

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Bond Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (such as TBA securities). Exchange Traded Concepts, LLC, the Fund’s investment adviser, expects that, over time, the correlation between the Fund’s performance and that of the Bond Index, before fees and expenses, will be 95% or better.

To the extent the Bond Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Bond Index.

The Fund normally will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the types of securities suggested by its name, including investments that are tied economically to the particular country or geographic region suggested by the Fund’s name. The Fund generally may invest up to 20% of its total assets in securities not included in the Bond Index, but which the Fund believes will help it track the Bond Index.  For example, the Fund may invest in securities that are not components of the Bond Index to reflect various corporate actions and other changes to the Bond Index (such as reconstitutions, additions and deletions). Under normal circumstances, as long as the Fund invests at least 80% of its assets as noted above, it also may invest its other assets in cash and cash equivalents, as well as in shares of other investment companies, futures contracts, and swaps.

Bond Index. Unlike most traditional indices that weight issuers based on market capitalization, the Fund’s Bond Index uses a risk-based assessment of issuers, together with factors related to their attractiveness based on evolving economic, market and valuation conditions. The Bond Index also seeks to mitigate some of the risks often associated with market capitalization-weighted indices, including issuer concentration.

Each issuer is determined to be a “U.S. issuer” based primarily on its place of organization or principal place of business. However, issuers with extensive foreign operations may be eliminated from the Bond Index based on a variety of factors, such as the geographic location of the issuer’s assets, revenue sources, manufacturing facilities, employees and customers.

The Bond Index will generally have an effective duration of three to seven years. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average duration will be more sensitive to changes in interest rates than a portfolio with a shorter average duration. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. For variable and floating rate instruments, the duration calculation incorporates the time to the next coupon reset date.

All rules are systematized and rely on data available at each rebalancing period. The Bond Index is rebalanced monthly and reconstituted quarterly in March, June, September, and December.

The Bond Index was created in 2014 in anticipation of the commencement of operations of the Fund. Additional information regarding the Bond Index, including its value, is available through Bloomberg using the ticker symbol VBNDX, as well as on the website of Vident Financial, LLC, the Index Provider, at www.videntfinancial.com.

Vident Core U.S. Equity Fund

Investment Objective
The Vident Core U.S. Equity Fund seeks to track the price and total return performance, before fees and expenses, of the Vident Core U.S. Equity Index (the “U.S. Equity Index”).

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the U.S. Equity Index. The rules-based U.S. Equity Index measures the performance of U.S. companies based on a principled reasoning investment framework, which seeks to identify companies with a demonstrated commitment to high standards of corporate governance, financial reporting and managerial stewardship. The U.S. Equity Index selects a subset of these companies through a proprietary scoring system that takes into account each company’s adherence to high governance standards (principles), valuation relative to sector peers, earnings quality, growth and market sentiment. Companies are organized by sector and then weighted according to each company’s vulnerability during periods of market turbulence and its respective contribution to the overall sector’s risk.

The U.S. Equity Index

U.S. Equity Index construction begins by establishing an initial universe of U.S. equity securities of companies with a market capitalization greater than $500 million and meeting certain minimum liquidity requirements. The companies are organized by major market sector, and each company is assigned a score based on a variety of factors relating to governance, financial quality and management stewardship, such as asset turnover, risks associated with pending litigation, and the company’s pension liability discount rate. Companies with low relative scores within each sector are removed from the universe of eligible companies. The remaining companies comprise the U.S. Equity Index’s eligible universe.

Within the eligible universe, companies in each sector are systematically ranked across key risk factors relating to governance, valuation, growth, quality and sentiment. Such factors include a company’s price-to-book ratio, earnings yield, changes in the number of shares outstanding and price momentum. The U.S. Equity Index is comprised of the highest ranked companies in each sector, subject to a minimum of 10 companies per sector.

Overall sector weights are established based on the market capitalization of the initial universe at the time of each re-constitution of the U.S. Equity Index. The following are the major market sectors included in the U.S. Equity Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Within each sector, constituent companies are weighted based on a rules-based risk assessment methodology, which evaluates each company’s vulnerability during periods of market turbulence and its respective contribution to the overall sector’s risk level.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the U.S. Equity Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it may invest in all of the component securities of the U.S. Equity Index, but may, when the sub-adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the U.S. Equity Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the U.S. Equity Index as a whole.

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the U.S. Equity Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. Exchange Traded Concepts, LLC, the Fund’s investment adviser, expects that, over time, the correlation between the Fund’s performance and that of the U.S. Equity Index, before fees and expenses, will be 95% or better.

To the extent the U.S. Equity Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the U.S. Equity Index.

The Fund normally will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the types of securities suggested by its name. The Fund generally may invest up to 20% of its total assets in securities not included in the U.S. Equity Index, but which the Fund believes will help it track the U.S. Equity Index. For example, the Fund may invest in securities that are not components of the U.S. Equity Index to reflect various corporate actions and other changes to the U.S. Equity Index (such as reconstitutions, additions and deletions). Under normal circumstances, as long as the Fund invests at least 80% of its assets as noted above, it also may invest its other assets in cash and cash equivalents, as well as in shares of other investment companies, futures contracts, and swaps.

Vident International Equity Fund

Investment Objective
The Vident International Equity Fund seeks to track the price and total return performance, before fees and expenses, of the Vident International Equity Index (the “International Equity Index”).

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the International Equity Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the International Equity Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the International Equity Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the International Equity Index as a whole.

Eligible International Equity Index Universe

The International Equity Index is a rules-based, systematic strategy index comprised of equity securities of issuers in developed and emerging markets outside of the United States.

The strategy seeks to apply principled reasoning, expressed through innovative risk design, to provide a systematic and structured investment process that addresses the risks and opportunities of allocating capital in and among international equities.

International Equity Index construction begins by establishing a universe of the largest and most liquid developed and emerging markets countries located outside of the United States (as measured by free-float adjusted market capitalization). Within each country represented in the International Equity Index, a liquidity screen is applied to companies that comprise each country’s equity universe. This screen generally eliminates (i) the smallest thirty percent of publicly traded equities in the universe by free-float adjusted market capitalization, (ii) equities with average daily trading volume of less than $1.5 million over the previous six-month period, and (iii) companies with less than 50% free floating shares or $500 million market capitalization. If there are not at least ten companies that pass these screens within a particular country, the International Equity Index committee may relax one or more of the above criteria until each country is represented in the International Equity Index by at least ten companies. The resulting equities are organized by principal domicile and constitute the International Equity Index’s investable universe for each country.  While the number of countries represented in the International Equity Index may change from time to time (e.g., at International Equity Index reconstitution or rebalance), the number of countries represented in the International Equity Index is expected to generally be between 35 and 45.

Establishing the Baseline International Equity Index Constituents

Company weights within each country are established pursuant to a rules-based risk assessment methodology, which evaluates each component’s vulnerability during periods of market turbulence and its respective contribution to the overall country’s risk. This process is repeated for each country represented in the International Equity Index. Once established at the country-level, the process then applies a similar risk-weighting process across the country universe to establish the baseline index constituents.

Systematic Country Tilting

In a parallel process, individual countries are systematically ranked in quintiles according to contextual factors contributing to economic growth and private sector productivity, in addition to valuation, corporate growth and market sentiment. The International Equity Index process employs these rankings to systematically increase or decrease weightings from the baseline. Countries with the highest relative ranking (quintiles 1 and 2) can be adjusted up to +25% and +12.5% from their baseline weight, respectively, while countries with the lowest relative rankings (quintiles 4 and 5) can be adjusted up to -12.5% and -25% from their baseline weight, respectively. For example, a country with a 5% baseline weight ranked in the first quintile would be adjusted to a 6.25% weight within the International Equity Index. Countries ranked in quintile 3 remain at baseline weight. Individual country weights are capped at 10%.

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the International Equity Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. Exchange Traded Concepts, LLC (the “Adviser”), the Fund’s investment adviser, expects that, over time, the correlation between the Fund’s performance and that of the International Equity Index, before fees and expenses, will be 95% or better.

To the extent the International Equity Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the International Equity Index.

The Fund normally will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the types of securities suggested by its name. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of its underlying International Equity Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Fund may invest in equity securities of issuers of any market capitalization. The Fund generally may invest up to 20% of its total assets in securities not included in its International Equity Index, but which the Fund believes will help it track its International Equity Index. For example, the Fund may invest in securities that are not components of its International Equity Index in order to reflect various corporate actions and other changes to its International Equity Index (such as reconstitutions, additions and deletions). Under normal circumstances, as long as the Fund invests at least 80% of its assets as noted above, it also may invest its other assets in cash and cash equivalents, as well as in shares of other investment companies, futures contracts, and swaps. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the International Equity Index, before fees and expenses, will be 95% or better.

International Equity Index. Unlike most traditional indices that weight issuers based on market capitalization, the Fund’s International Equity Index uses a risk-based assessment of issuers and countries, together with environments believed to be favorable for economic growth and private sector productivity. The International Equity Index also seeks to mitigate some of the risks often associated with market capitalization-weighted indices, including country, currency and issuer concentration, as well as higher weightings in more developed countries that also exhibit lower structural growth and deteriorating fiscal and/or fundamental risk characteristics.

Each issuer is associated with a country based primarily on its place of organization or the location of its primary listing exchange. However, issuers with multi-national operations may be assigned to an alternate country based on a variety of factors, such as the geographic location of the issuer’s assets, revenue sources, manufacturing facilities, employees and customers.

Each country is given a risk rating semi-annually based on the implied valuation required to support its fundamental risk characteristics (such as fiscal characteristics, monetary policy, political stability, demographics and economic freedom characteristics). The required valuation (or “fair value yield”) is then compared to each country’s prevailing earnings yield to determine its relative attractiveness. Other factors are likewise considered in adjusting each country’s ranking (such as valuation-adjusted corporate growth and momentum). Countries are then divided into quintiles and weightings are systematically adjusted higher or lower within a controlled range from the baseline weight per quintile.

All rules are systematized and rely on data available at each rebalancing period. The International Equity Index is reconstituted in January and rebalanced semi-annually in July.

The International Equity Index was created in April 2013 in anticipation of the commencement of operations of the Fund. Additional information regarding the International Equity Index, including its value, is available through Bloomberg using the ticker symbol VIDIX, as well as on the websites of the Index Provider, at www.videntfinancial.com and Solactive AG at www.solactive.com.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and Statement of Additional Information.